Exhibit 10.3

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) dated as of April 3, 2026 is executed by Qiwei Miao, an individual (“Qiwei Miao”), and Zhidan Mao, an individual (“Zhidan Mao”, and together with Qiwei Miao, collectively, the “Pledgors, and each, a “Pledgor”), in favor of such lenders signatory to this Agreement (collectively the “Lender”).

W I T N E S S E T H:

WHEREAS, each Pledgor is the owner of certain Equity Interests (as defined below) in Eshallgo Inc., a Cayman Islands company (the “Maker”), including the Equity Interests described on Schedule 1 attached hereto;

WHEREAS, concurrently with the execution of this Agreement, the Lender has agreed to advance a term loan to the Maker (the “Loan”), which Loan is evidenced by that certain Secured Promissory Note dated as of the date hereof, in the aggregate principal amount of $300,000.00, issued by the Maker in favor of the Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, the Pledgors, as holders of Equity Interests in the Maker, hereby acknowledge that they will directly and indirectly benefit from the advancement of such Loan by the Lender to the Maker; and

WHEREAS, in order to induce Lender to advance the Loan to the Maker, each of the Pledgors has agreed to pledge to Lender all of their right, title and interest in and to certain Collateral (as defined below) to secure the prompt and complete payment, observance and performance of, among other things, (a) all of the present and future obligations of Pledgors arising from this Agreement and the Note, and (b) all Obligations of the Maker under the Note (collectively, the “Secured Obligations”).

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions. When used herein, capitalized terms which are not otherwise defined have the meanings assigned thereto in the Note. As used herein, the following terms shall have the meanings set forth below:

“Equity Interest” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial partnership or membership interests, joint venture interests, units, limited liability company interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

2.  Pledge. As security for the prompt and complete payment, observance and performance of the Secured Obligations, each Pledgor hereby unconditionally pledges, transfers, conveys, grants and assigns to Lender, a continuing security interest in all of the following property now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has, or may acquire in the future, any right, title or interest thereto (collectively, the “Collateral”):

(a)  the Equity Interests in the Maker owned by such Pledgor set forth on Schedule 1 hereto (the “Pledged Shares”), and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Pledged Shares, and including any shares of the Secured Party’s capital stock into which such Pledged Shares may be converted or exchanged for at any time, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus or other compensation by way of income or liquidating distributions, in cash or in kind, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Pledged Shares, whether now owned or hereafter acquired by such Pledgor;

(b)  all of such Pledgor’s rights, powers and remedies under the organizational documents of the Maker and/or any stockholders’ agreement or other agreement or document relating to such Pledgor’s ownership of the Pledged Shares (and any shares of the Maker’s capital stock into which the Pledged Shares may be converted or exchanged for at any time); and

(c)  to the extent not otherwise included, all products and proceeds of any and all of the foregoing.

Subject to and in accordance with Section 5(b) of the Note, each Pledgor agrees to deliver to Lender to be hold in escrow with company’s counsel, as soon as practicable following the Issuance Date but in any event not later than the Post-Closing Deadline, physical certificates representing the Pledged Shares together with any endorsements required by Lender in its discretion.

Without limiting the foregoing, each Pledgor agrees to deliver to Lender, any Collateral which may at any time or from time to time come into the possession or control of Pledgor after the Post-Closing Deadline; and prior to the delivery thereof to Lender, such Collateral shall be held by Pledgor separate and apart from its other property and in express trust for Lender.

Each Pledgor further agrees to obtain the written acknowledgment of any custodian of the Collateral, that (i) all rights of Pledgor in the Collateral are subject to such security interest granted hereunder, (ii) such custodian is authorized and instructed upon receipt of written notice from the Lender that an Event of Default exists, and for so long as such Event of Default exists, to comply with any instruction of Lender with respect to disposition or transfer of the Collateral, including any instruction to cease accepting instructions from Pledgor, and (iii) in the event of a conflict between written instructions given by Lender and instructions given by any Pledgor, Lender’s instructions shall control.

It is the Pledgors’ intent that, by virtue of this Agreement and such acknowledgments, Lender is granted “control” within the meaning of Section 9-106 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”) with respect to the Pledged Shares. Each Pledgor hereby agrees that it will not grant “control” (within the meaning of such Section of the UCC) to any Person other than the Lender with respect to the Pledged Shares.

3.  Representations and Warranties. Each Pledgor represents and warrants to Lender that:

(a)  Schedule 2 attached hereto sets forth the exact legal name of such Pledgor, the jurisdiction of such Pledgor’s primary residence, and the address of such Pledgor’s primary residence;

(b)  such Pledgor is (and at the time of any future delivery, pledge, assignment or transfer thereof, will be) the legal and equitable owner of the Collateral owned by it free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder in favor of Lender; and (b) the pledge and delivery of the Collateral owned by it pursuant to this Agreement will create a valid first priority, perfected security interest in such Collateral in favor of Lender;

(c)  all of the Pledged Shares are duly authorized, validly issued, fully paid and non-assessable and the Pledged Shares of each class of the Equity Interests of the Maker identified as owned by such Pledgor on Schedule 1 hereto constitute the percentage of the issued and outstanding Equity Interests of the applicable class of the Maker identified on Schedule 1 attached hereto;

(d)  all of the Pledged Shares are evidenced by certificates, and the certificate number of any such existing certificate is identified on Schedule 1 attached hereto;

(e)  such Pledgor has the right to pledge, assign, transfer, deliver, deposit and set over the Pledged Shares pledged by Pledgor to Lender as provided herein and to execute, deliver and perform this Agreement in accordance with the terms hereof;

(f)  there are no actions, suits or proceedings pending or, to the best of such Pledgor’s knowledge and belief, threatened against or affecting the Pledged Shares;

(g)  such Pledgor is not in default under any applicable law or any material contractual obligation by which the Pledged Shares are bound;

(h)  this Agreement and the Note constitute legal, valid and binding obligations of such Pledgor, enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor’s rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

(i)  the execution, delivery, and performance by such Pledgor of this Agreement and the Note in accordance with their respective terms and the consummation of the transactions contemplated hereby and thereby do not and shall not (i) violate any applicable law, (ii) conflict with, result in a breach of, or constitute a default under, any indenture, agreement, or other instrument, as applicable, to which such Pledgor is a party or by which such Pledgor or any of such Pledgor’s properties may be bound, or (iii) result in or require the creation or imposition of any lien upon such Pledgor except the lien and security interest in favor of the Lender hereunder;

4.  Covenants and Agreements. Each Pledgor covenants and agrees that:

(a)  such Pledgor shall not, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Pledged Shares pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral;

(b)  such Pledgor hereby consents to the filing of such UCC financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the, same in all public offices reasonably deemed necessary or appropriate by Lender) and do such other acts and things, all as Lender may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever);

(c)  such Pledgor will execute and deliver to Lender such allonges, endorsements and similar documents relating to the Collateral, satisfactory in form and substance to Lender, as Lender may reasonably request from time to time;

(d)  such Pledgor will furnish Lender such information concerning the Collateral as Lender may from time to time reasonably request in accordance with the Loan Agreement, and will permit Lender or any designee of Lender, from time to time and upon reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Pledgor which pertain to the Collateral, and will, upon request of Lender at any time when an Event of Default has occurred and is continuing, deliver to Lender copies of all such records and papers,

(j)  such Pledgor shall not enter into any agreement (other than this Agreement and the Note) with any Person that prohibits or restricts or limits the ability of Pledgor to create, incur, pledge, or suffer to exist any Lien upon any of the Collateral; and

(k)  such Pledgor shall not enter into any contract or agreement that would violate the terms of this Agreement.

5.  Certain Remedies After Event of Default. Lender may from time to time after the occurrence and during the continuance of an Event of Default, take all or any of the following actions to the extent permitted by law: (a) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (b) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (c) take control of any proceeds of the Collateral.

6.  Remedies. Whenever an Event of Default shall exist, Lender may exercise from time to time any rights and remedies available to it under this Agreement, the Note, the UCC or other applicable law. Without limiting the foregoing, whenever an Event of Default shall exist, Lender may, to the extent necessary to satisfy the Secured Obligations, (a) may, to the fullest extent permitted by applicable law, with at least one Business Day’s prior written notice to the Pledgors, (i)  sell any or all of the Collateral, free of all rights and claims of any Pledgor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, with at least one Business Day’s prior written notice to the Pledgors, for and in the name, place and stead of any Pledgor, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Collateral. Except as set forth herein, Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by Lender of any of its rights and remedies during the continuance of an Event of Default. Without limiting the foregoing, any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if delivered to Pledgor at least ten (10) days before such disposition, including the time and place of any such public sale or other disposition. Any proceeds of any of the Collateral shall be applied by Lender, first to the payment of reasonable expenses in connection with the Collateral, including, without limitation, reasonable attorneys’ fees and legal expenses, and second, to the repayment of any other Secured Obligations. After payment in full of all Secured Obligations, any excess shall be delivered to the Pledgors or as a court of competent jurisdiction shall direct.

Lender is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law or (b) obtain any required approval of the sale or of the purchase by any governmental authority or official, and each Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that Lender shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

7.  Voting Rights. After the occurrence and during the continuation of an Event of Default, (i) Lender may, at its option, with at least one Business Day’s prior written notice to the Pledgors, and in addition to all rights and remedies available to Lender hereunder or under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights, in respect of the Pledged Shares and other Collateral owned by each Pledgor to the extent permitted by applicable law, but under no circumstances is Lender obligated by the terms of this Agreement to exercise such rights, and (ii) each Pledgor hereby appoints Lender as such Pledgor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Pledged Shares and any other Collateral owned by such Pledgor in any manner Lender deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, equity holders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

8.  Pledgor’s Obligations Absolute; Waivers. The obligations of Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other Person, nor against other security or liens available to Lender. Each Pledgor hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by Lender to any other security or collateral for the Secured Obligations. Lender shall not be required to marshal any present or future collateral security (including the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that any Pledgor lawfully may, such Pledgor hereby agrees that such Pledgor shall not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Lender’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that such Pledgor lawfully may, such Pledgor hereby irrevocably waives the benefits of all such laws.

9.  Indemnity and Expenses.

(a)  Each Pledgor agrees to indemnify Lender from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) growing out of or resulting from any Pledgor’s violation of this Agreement (including enforcement of this Agreement) or the Note, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Note and the repayment of the Secured Obligations.

(b)  Except as otherwise provided herein, the Pledgors shall, upon demand, pay to Lender the amount of any and all expenses, including the fees and expenses of its counsel incurred and the fees and expenses of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement or the Note after the date hereof, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the Note, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

10.  General.

(a)  Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as any Pledgor shall request in writing, but failure of Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by any Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

(b)  No delay on the part of Lender in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by Lender and the Pledgors, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)  All obligations of the Pledgors and all rights, powers and remedies of Lender expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Secured Obligations or any security therefor.

11.  Termination; Return of Collateral. Upon the payment in full in cash, or other satisfaction to the satisfaction of Lender, of the Secured Obligations, this Agreement and Lender’s security interests hereunder shall terminate, and Lender shall return any Collateral in its possession and all rights received by Lender as a result of its possessory interest in such Collateral to Pledgors within five (5) Business Days from such termination and shall, at Pledgors’ expense, deliver such termination statements and other release documents as may be reasonably requested by Pledgors to evidence the termination of Lender’s security interests in the Collateral hereunder.

12.  Amendment; Waiver. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the Pledgors and the Lender.

13.  Successors and Assigns. This Agreement shall be binding upon the Pledgors and their respective successors and shall inure to the benefit of the Lender and its successors and assigns. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties, provided, that, neither the Maker nor any Pledgor may assign this Agreement or the Note or any rights or obligations hereunder or thereunder without the Lender’s prior written consent and any prohibited assignment shall be null and void. The Lender may sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, or any right or remedy under, the Secured Obligations, this Agreement and the Note without the consent of the Maker or any Pledgor.

14.  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, (iv) transmitted by hand delivery, or by (v) electronic mail, addressed as set forth below or to such other address or email address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, at the address designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, or (c) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient), whichever shall first occur.

The mailing addresses and e-mail addresses for such communications shall be:

If to the Pledgors, or any of them:

Qiwei Miao

Address: c/o Eshallgo Inc

No. 37, Haiyi Villa, Lane 97, Songlin Road

Pudong New District

Shanghai, China 200120

E-Mail: [ ]

Zhidan Mao

Address: c/o Eshallgo Inc

No. 37, Haiyi Villa, Lane 97, Songlin Road

Pudong New District

Shanghai, China 200120

E-Mail: [ ]

If to the Lender:

See Lender’s address and email address on the signature page

15.  Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of Nevada without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, each of the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

16.  Secured Promissory Note. Each Pledgor hereby agrees to be bound by any covenants stated to be binding upon them in the Note and such covenants are hereby incorporated by reference as if fully set forth herein.

17.  Counterparts. This Agreement may be executed in any number of counterpart signature pages, and by the different parties on different counterparts, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same instrument. This Agreement will be deemed executed by the parties hereto when each has signed it and delivered its executed signature page to Lender by facsimile transmission, electronic transmission or physical delivery. This Agreement and the Note constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the Note shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

18.  Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

PLEDGORS:

Qiwei Miao

Zhidan Mao

[Signature Page to Pledge Agreement]

LENDER:

[ ]

By:
Name:
Title:
Address:

Email:

[Signature Page to Pledge Agreement]

ACKNOWLEDGMENT

The Maker hereby (i) acknowledges receipt of a copy of the foregoing Pledge Agreement, (ii) agrees to the terms of, the Pledge Agreement and to promptly to note on its books and records the security interests granted under such Pledge Agreement, (iii) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any of the Collateral in the name of Lender or its nominee or the exercise of voting rights by Lender, and (iv) after written notice from Lender that an Event of Default has occurred and is continuing, agrees, that in acting upon the instructions of Lender, it will not require the further consent of, or seek further instruction from, any Pledgor at any time.

Acknowledged and Agreed:

Maker:

Eshallgo Inc.

By:
Name:	Qiwei Miao
Title:	Chief Executive Officer

SCHEDULE 1

Pledged Shares

Pledgor	Name of Issuer Entity	Class of Pledged Shares	Number of Shares	Percentage of Class	Certificate Nos.
Zhidan Mao	Eshallgo Inc.	Class B Ordinary Shares	695,963	11.88%
Qiwei Miao	Eshallgo Inc.	Class B Ordinary Shares	430,191	7.35%

SCHEDULE 2

LEGAL NAME; JURISDICTION OF RESIDENCE; ADDRESS OF RESIDENCE

[ ]